
MOBILE DATA
for the MASSES

IXI mobile

IXI Mobile / ITAC Merger
Investor Presentation – March 2006

IXI Overview

- Founded in 2000
- Headquartered in Redwood City, California, with R&D facilities in Israel and Romania
- Develops the Ogo family of devices and end-to-end solutions that deliver popular mobile applications such as:
  - Email
  - Instant Messaging (IM) (e.g. AOL, Yahoo!, MSN)
  - Text Messages (SMS)
  - Voice, Games, Browser, and more
- Blue chip clients now launching Ogo products
- Executive team has extensive experience with mobile technology and growing multinational companies


ogo

Israel Technology Acquisition Corp. (ITAC)

IXI mobile

- A Specified Purpose Acquisition Corporation ("SPAC") designed to provide access to a quality, private technology company that has manufacturing operations or R&D facilities in Israel
- Each ITAC Unit, issued at $6.00, consists of 1 Share of Common Stock and 2 Redeemable Common Stock Purchase Warrants
  - Common Stock
    - Voting, Conversion, and Liquidation Rights
    - **Minimum cash per share currently in Trust of approximately $5.30**
    - Cash in Trust invested in U.S. government securities – Treasury bills (~$33.5M)
  - Warrants
    - Exercisable at $5.00 until July 11, 2009, callable when Common Stock equals or exceeds $8.50 per share (for 20 trading days within a 30-day period)
    - Provides potential access to up to $63M of growth capital
- Lockup of insider shares until July 12, 2008
- Liquidation of ITAC's trust account if no combination is effected by January 19, 2007 (or July 19, 2007 under certain circumstances)

Combined IXI Leadership

- **Gideon Barak, Chairman (IXI)**
  - Over 25 years experience in the communications industry
  - Chairman of IXI Mobile since 2000
  - Founder and CEO of DSP Communications (DSPC) - sold to Intel Corporation
  - CFO of DSP Group, Inc. (NASDAQ: DSPG)
  - Founder and Chairman of Envara, Inc. and Butterfly VLSI, Ltd. - sold to Intel Corporation and Texas Instruments, respectively
  - Director of Modem-Art Ltd. and Widcomm, Inc. when they were acquired by Agere Systems and Broadcom Corporation, respectively
  - Director of semiconductor and communications companies, including Metalink Ltd. (NASDAQ: MTLK) and Advasense
  - Venture partner with Benchmark Capital
- **Amit Haller, President and CEO (IXI)**
  - 17 years of experience in wireless communications and business development
  - President and CEO of IXI Mobile since 2000
  - Founder and CEO of Butterfly, sold to Texas Instruments in 1999
  - Managed the group in charge of Bluetooth technology at Texas Instruments
- **Israel Frieder, Chairman and CEO (ITAC) - will join IXI as Co-Chairman**
  - Over 30 years of experience in the telecommunications and IT sectors
  - President & CEO of Kardan Communications, a private investment company
  - Corporate VP of business development and strategic planning at ECI Telecom (NASDAQ: ECIL)
  - President of ECI Telecom/DNI-USA
  - President of Tadiran Telecom, Network Systems
  - Management consultant to Teledata Networks NV
  - Member of the Board of Directors at several public and private companies
  - Recipient of Israel Defense Prize in 1979 and Israel Kaplan Prize in 1986

Major IXI Investors

IXI mobile

- **Gemini Israel Funds (~35%)***
  - One of Israel's leading Venture Capital funds. Established in 1993. Manages $550 million across several funds
  - Invested in some 75 high-tech companies – largely seed investments in companies with Israeli technology
  - Yossi Sela, Managing Partner, Gemini, and Director of IXI Mobile. Mr. Sela will become a director of the combined company.
    - Mr. Sela was a founding partner of Gemini and was named Managing Partner in 1999; involved in deal execution and post-deal support
    - In 1995 was named interim CEO of Ornet Data Communication Technologies Ltd., one of Gemini's portfolio companies - acquired by Siemens AG
    - Vice President, Marketing at DSP Group (NASDAQ: DSPG)
    - Held engineering positions at Daisy Systems, Inc.
    - Director of Saifun Semiconductors (NASDAQ: SFUN)

- **Landa Ventures (~21%)***
  - Venture capital fund owned and managed by Benzion Landa
  - Mr. Landa is an active entrepreneur in Israel and worldwide. Invested, founded and managed numerous companies including Indigo N.V. – acquired by Hewlett-Packard
  - Among others positions, Mr. Landa serves as Strategic Advisor to the CEO of Hewlett-Packard

* On a fully diluted basis, pre merger

Terms of IXI-ITAC Merger

IXI mobile

- Up to 7.8M ITAC shares
  - ~6.4M shares issued to IXI stockholders; ~1.4M shares issuable to IXI senior management and employees under IXI Mobile's ESOP
- In addition, an incentive plan of up to 10M ITAC shares to IXI's shareholders, based on meeting the following thresholds:
  - 1M shares – if 2006 revenues exceed $45M
  - 1M shares – if 2007 net profit of $15M to >$25M (linear)
  - 2M shares – if 2008 net profit of $20M to >$45M (linear)
  - 2M shares – after common stock trades >$8.50*
  - 2M shares – after common stock trades >$9.50*
  - 2M shares – after common stock trades >$12.00*
- Certain IXI senior management members will be granted options to purchase up to 1.5M additional shares (at $5.00 per share) becoming exercisable upon attaining the same net profit and share price milestones detailed above

* for 20 trading days within a 30 days trading period

Ogo Products

Ogo – Mobile Messaging Solution

IXI mobile

- End-to-End solution
  - Mobile device with popular applications
    - Email, IM, SMS /Text
    - News, Contacts, Calendar
    - Voice, Games, more
  - Monthly service, Internet-enabling Ogo
    - Hosted servers
    - Strategic partnership with Microsoft
- Customers
  - Cellular Operators
  - Mobile Virtual Network Operators (MVNOs)
  - Internet Service Providers (ISPs)

ogo

msn



Ogo – End User Target Markets

- Consumers - especially mobile youth and students
  - Emphasis on IM - e.g. AOL, MSN, Yahoo!
  - Email on multiple accounts
  - Always on - connected to friends and community (never tethered to a PC)



- Pro-Sumers - independent professionals, small and medium enterprises (SME)
  - Emphasis on email - POP3, IMAP4, MSN Hotmail
  - Receiving up-to-date information and alerts (RSS feeds)
  - Calendar and Contacts synchronized over the air (OTA)



Market Opportunity

Mobile Email, IM - Still in Their Infancy



Subscribers (M)
2,500
2,000
1,500
1,000
500
0
2,129
668
300
15
5
Mobile subs represent roughly 1/3 of the world's population
Email and IM are extremely popular desktop applications
Mobile email, IM still in their infancy; mobile email market leader, RIM, has only 5M subs
Mobile Subs
Email Subs
IM Users
Total Mobile Email Subs
Blackberry Subs

Source: Portio Research, Radicati Group, ComScore Media Metrix, Nomura Research, RIM, IXI Analysis

Mobile Data - A Powerful Opportunity

Mobile Voice vs. Data Revenues in Western Europe 2001-2008 ($B)



$37B of non-SMS data revenue will be added in Europe alone
2005 - SMS revenues account for over 50% of total data revenues
Data - Other
Data - SMS
Voice
250
200
150
100
50
0
2001
2002
2003
2004
2005
2006
2007
2008

Source: Gartner, RIM, Mobile Data Services, Western Europe, 2001 - 2008

Service Provider Options for Deploying Mobile Data

	Device / Category	Device Price	Service Price	Ergonomics (Keyboard, Screen, etc.)	Result
	Mobile Phone	—	—	✗	Poor Form Factor
	Smartphone/ Blackberry	✗	✗	✓	Too Expensive
	Ogo	✓	✓	✓	Enjoyable Form Factor & Inexpensive

Leading Mobile Data Devices

IXI mobile

	Device Type	Target Consumers	Retail Price*	Monthly Data Service*
	Ogo	Young Adults/ Pro-Sumers	$0** – $99	$15–$18
	Blackberry	Corporations	$200-350	$40-50+
	Treo or Smartphone	Professionals	$400-500	$40-50+
	Sidekick	Young Adults	$200-250	$30

* Based on publicly available information; prices may change periodically and by channel

** Fully subsidized by the service provider

Ogo Customers

Switzerland

IXI mobile

- **Swisscom Mobile** – The largest mobile operator in Switzerland
- Partially owned by **Vodafone**
- Service launched in November 2005
- Significant marketing investment – TV, newspapers, Internet and point-of-sale
- End-user price
  - Device: ~$35
  - Service: ~$15 per month, unlimited data

swisscom






Swisscom im Jugendwahn


It's easy!

Western European ISP Group

IXI mobile

- One of the largest ISPs in Europe (over 20 million subscribers)
- This ISP will sell Ogo in conjunction with one of the largest wireless carriers in Europe
- Signed agreement for the shipment of $18 million of Ogo devices ($2 million already shipped)

To Be Announced

* The agreement has two termination points in 2006 that are based on certain technology upgrades

Turkey

IXI mobile

- **Dogan** group is the largest Media conglomerate owning **e-kolay.net** and **DOL**, major ISPs and Portal in Turkey
- Ogo is being sold in conjunction with leading operators **Telsim** (purchased by Vodafone) and **Avea**
- Service launched in August 2005
- Significant marketing investment – newspapers, events, Internet and point-of-sale
- End-user price
  - Device: Free
  - Service: ~$15 per month, unlimited data



ogo

e-kolay.net DOL DOĞAN ONLINE TELSIM vodafone avea

United States

IXI mobile

- **AT&T Wireless*** was the second-largest mobile operator in the US
- Service launched in September 2004
- End-user price
  - Device: ~$79
  - Service: ~$18 per month, unlimited data


flirt

AT&T Wireless

* Acquired by Cingular Wireless. Cingular no longer sells Ogo but service for existing customers continues

Business Model

Business Model

IXI mobile → swisscom →



IXI sells Ogo and recurrent services to Operators and ISPs

Operator and ISP sell Ogo and related service to end-user

IXI Revenue Streams

- Device – One-time sale
- Services – Recurring revenues
  - Backend services
  - Gateways (IM, email, etc.)

End-to-End Architecture



IM GW
OTA
Attachment GW
Hotmail GW
SyncML GW
IXI Hosting
msn Messenger
Other Email Servers
msn Hotmail
MS Exchange
user@ISP.com

* Some services have yet to be launched (e.g. Attachment GW and SyncML GW)

Compelling Investment Opportunity

IXI mobile

- Large and Growing Wireless Data Market
  - Rapidly growing markets worldwide for mobile e-mail, IM, RSS, and web browsing
- Worldwide Ogo Product Launches
  - Inexpensive and easy-to-use device
  - Blue chip mobile operator and ISP customers
- Addressing Sizeable, Underserved Demographic Markets
  - Mobile Youth and Pro-Sumers want affordable mobile connectivity
- Exciting Business Model
  - Hardware profits and recurring service revenues
- Veteran Management Team
- SPAC Structure


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“Mobile Data for the Masses”

www.ixi.com

Appendix

Industry Analysts

IXI mobile

- What Nomura thinks
  - Mobile email is a critical corporate application
  - In 2006 we will see alternatives to Blackberry mature, paving the way for less expensive solutions
  - The number of mobile email subscribers will more than double in 2006
- What IDC thinks
  - The IM market in the US alone is expected to grow to roughly $1.8 billion by 2009
  - IM will account for 40% of the mobile messages sent in the US in 2009

The Missing Link: Mobile Data Solution for the Mass Market

Challenge

- IM and email are hugely popular on the PC
- Users and service providers are looking for mobile IM and Email solutions
- True mobile messaging requires a dedicated device
- Solutions must not compromise quality or convenience
- Must be priced for mass-market adoption, so that "everyone can afford it"

Solution

- Dedicated terminal optimized for messaging
- End-to-end delivery platform
- Affordable device and service pricing



ogo

Israel Technology Acquisition Corp. (ITAC)

IXI mobile

- **ITAC was created for the purpose of raising capital through an IPO, and then consummating a business combination with an operating business, selected by its management team, that has operations or R&D facilities located in Israel**
- **Stockholder approval of business combination is required (by majority vote)**
- **Escrow of insiders' shares**
  - Insiders do not participate in a liquidating distribution for shares they held prior to the offering
- **Summary of IPO**

Issuer:	Israel Technology Acquisition Corporation
Initial Offering Amount:	$37.9M, including greenshoe
Units:	6,318,000 Units, including greenshoe
Offering Date:	July 12, 2005
Price Per Unit:	$6.00
Managing Underwriter:	EarlyBirdCapital, Inc.
OTC BB Symbol:	
Units:	ISLTU.OB $6.66*
Common Stock	ISLT.OB $5.26*
Warrants:	ISLTW.OB $0.71*

* At February 24, 2006